MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS
                       888 SEVENTH AVENUE
                    NEW YORK, NEW YORK 10106
                            _________

                       TEL: (212) 757-8400
                       FAX: (212) 757-6124









                  INDEPENDENT AUDITORS' CONSENT



We hereby consent to the use of our financial statements to be included in the filing of the Registration Statement of Travco, Inc.



                           /s/   Merdinger,  Fruchter,  Rosen   &
                           Corso, P.C.
                           MERDINGER,  FRUCHTER, ROSEN  &  CORSO,
                           P.C.


New York, New York
October 19, 2000